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                                                                    Exhibit 10 E

                       CARPENTER TECHNOLOGY CORPORATION
            DEFERRED COMPENSATION PLAN FOR NON-MANAGEMENT DIRECTORS
            -------------------------------------------------------

          This is the Carpenter Technology Corporation Deferred Compensation Plan for Non-Management Directors, effective January 1, 1995, established by Carpenter Technology Corporation and its subsidiaries expressly included herein to provide its non-employee directors with an additional method of planning for their retirement. The Plan is intended to be an unfunded plan maintained for the purpose of providing deferred compensation to the non-employee directors of Carpenter Technology Corporation.


                            ARTICLE I - DEFINITIONS
                            -----------------------

          The following words and phrases as used herein have the following meanings unless the context plainly requires a different meaning:


          1.1  Account means the total amount credited to the bookkeeping
               -------
accounts in which a Participant's Contributions are maintained, including earnings thereon.

          1.2  Beneficiary means the person that the Participant designates to
               -----------
receive any unpaid portion of the Participant's Account should the Participant's death occur before the Participant receives the entire balance to the credit of such Participant's Account. If the Participant does not designate a beneficiary, his Beneficiary shall be his spouse if he is married at the time of his death, or his estate if he is unmarried at the time of his death.

          1.3  Board of Directors means the board of directors of Carpenter
               ------------------
Technology Corporation.

          1.4  Code means the Internal Revenue Code of 1986, as amended.
               ----

          1.5  Compensation means all amounts that a Director receives in
               ------------
payment for serving on the Board of Directors. Notwithstanding the preceding sentence, Compensation shall not include amounts identified by the Corporation as expense allowances or reimbursements.

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          1.6  Contribution means an amount deferred under the Plan pursuant to
               ------------
a Participant's election under Article IV and credited to a Participant's Account. No money or other assets will actually be contributed to such Accounts.

          1.7  Corporation means the Carpenter Technology Corporation.
               -----------

          1.8  Director means an individual who serves on the Board of Directors
               --------
or on the board of directors of any subsidiary that the Board of Directors of Carpenter Technology Corporation designates to participate in the Plan. A list of the subsidiaries currently designated to participate in the Plan is attached hereto as Appendix A.

          1.9  Effective Date means January 1, 1995.
               --------------

          1.10 Five-Year Medium Term Note Borrowing Rate means the Corporation's
               -----------------------------------------
Five-Year Medium Term Note Borrowing Rate, as provided by one of the Corporation's investment bankers for any such medium term note that would have been issued on November 15 (or the next business day thereafter if November 15 is not a business day) of each Plan Year.

          1.11 Participant means a Director who elects to participate in the
               -----------
Plan pursuant to Section 2.2.

          1.12 Pension Board means the Pension Board appointed pursuant to the
               -------------
General Retirement Plan for Employees of Carpenter Technology Corporation, as constituted from time to time.

          1.13 Plan means the Carpenter Technology Corporation Deferred
               ----
Compensation Plan for Non-Management Directors, as may be amended from time to time.

          1.14 Plan Administrator means the Pension Board.
               ------------------

          1.15 Plan Year means the 12-month period beginning January 1 and
               ---------
ending December 31.
                          ARTICLE II - PARTICIPATION
                          --------------------------

          2.1  Eligibility to Participate. All Directors who are neither
               --------------------------
current nor past employees of the Corporation or any of its subsidiaries are eligible to participate in the Plan.

          2.2  Participation. Any Director who elects to participate in the
               -------------
Plan shall become a Participant in the Plan immediately upon enrolling as a Participant by the method required by the Plan Administrator. An individual shall remain a Participant under the Plan until all amounts credited to the Participant's Account have been distributed to the Participant or the Participant's Beneficiary.

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                             ARTICLE III - VESTING
                             ---------------------

          Participants are always fully vested in all amounts credited to their Accounts.


                          ARTICLE IV - CONTRIBUTIONS
                          --------------------------

          4.1  Eligibility to Receive Contributions. Subject to Section 5.4.2,
               ------------------------------------
a Participant may receive Contributions in each Plan Year that the Participant is a Director and is not an employee of the Corporation.

          4.2  Contributions. A Participant may elect to defer up to 100% of
               -------------
the Participant's Compensation and to have the Corporation make a Contribution of that amount to the Participant's Account under the Plan.

          4.3  Elections.
               ---------

               4.3.1     Frequency and Timing of Elections. Elections may be
                         ---------------------------------
made once each Plan Year and they may not be modified during the Plan Year. The Participant must make an election by December 15 of a Plan Year for it to take effect for the next Plan Year. However, for the initial Plan Year beginning January 1, 1995, elections must be made by January 31, 1995, and they will be effective as of February 1, 1995.

               4.3.2     Duration of Elections. Elections to receive
                         ---------------------
Contributions under this Article IV expire at the end of each Plan Year for which the election was made.

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               4.3.3    Restriction on Elections. Elections to receive
                        ------------------------
Contributions may be in the form of a whole percentage or in $1 increments.

          4.4  Earnings. All amounts credited to a Participant's Account shall
               --------
be credited with earnings at a rate equal to the Five-Year Medium Term Note Borrowing Rate, established as of November 15 (or the next business day thereafter if November 15 is not a business day) of the prior Plan Year. For the first Plan Year, the rate is 8.25%. The Pension Board shall communicate to all Directors the Five-Year Medium Term Note Borrowing Rate for the next Plan Year no later than November 30 of the current Plan Year. Earnings on Contributions shall begin to accrue on the date that such Contributions would have been paid to the Participant but for an election to defer under this Article IV. Earnings shall be compounded semi-annually on each January 1 and July 1. In addition, any distribution not made on either January 1 or July 1 shall have earnings compounded as of the date of distribution.

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                           ARTICLE V - DISTRIBUTIONS
                           -------------------------

          5.1  Payment of Distributions. All distributions shall, at the
               ------------------------
Company's discretion, be made directly out of the Corporation's general assets or from the Carpenter Technology Corporation Non-Qualified Benefits Trust for Directors.

          5.2  Form of Distributions. A Participant may receive distributions
               ---------------------
in one of the following manners, which the Participant shall elect on the initial enrollment form.

               5.2.1  A lump sum distribution of the Participant's entire
Account;

               5.2.2 Ten annual installments, with the distribution each year equal to the product resulting from multiplying the then current Account balance by a fraction. The numerator of the fraction is always one, and the denominator of the fraction is ten for the first distribution and is reduced by one for each subsequent distribution;

               5.2.3 Fifteen annual installments, with the distribution each year equal to the product resulting from multiplying the then current Account balance by a fraction. The numerator of the fraction is always one, and the denominator of the fraction is fifteen for the first distribution and is reduced by one for each subsequent distribution; or

               5.2.4 On a schedule that is the same as that used for payments made to the Participant under the Carpenter Technology Corporation Director Retirement Plan.

          5.3  Timing of Distributions. Participants shall elect on their
               -----------------------
initial enrollment forms when distributions of their Accounts will begin, which shall either be a specific date or event. At any point prior to a year in which a distribution of any or all of a Participant's Account is scheduled for distribution pursuant to this Article V, the Participant shall have the option to further defer all or part of the scheduled distribution to a later year. A scheduled distribution or portion thereof may, however, be further deferred only once.

          5.4  Accelerated Distributions. Subject to the following forfeiture
               -------------------------
and suspension provisions, a Participant may elect to receive a distribution of all or a portion of his Account prior to the date or dates originally elected under Section 5.3 as long as such distribution is at least $5,000.

               5.4.1     Forfeiture of Earnings. A Participant shall forfeit any
                         ----------------------
earnings attributable to the amount distributed pursuant to Section 5.4 that accrued

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during the six-month period ending on the date of the distribution. The amount of forfeited earnings shall be calculated using the highest interest rate that was in effect during the six-month period. If, however, the actual earnings credited to a Participant's Account are less than the amount determined in the immediately preceding sentence, no amount beyond the actual earnings shall be forfeited. Any amounts forfeited under this Section shall not be distributed or allocated to any other Account in the Plan and shall be forfeited to the Corporation.

               5.4.2     Suspension of Participation. If a Participant elects to
                         ---------------------------
accelerate a distribution under Section 5.4, he will not be entitled to receive any Contributions under the Plan for the Plan Year immediately following the Plan Year in which the Participant elected to accelerate a distribution. Any election made to receive Contributions for a Plan Year in which participation is suspended shall be disregarded.

          5.5  Termination of Service. Upon termination of service as a
               ----------------------
Director, a Participant, or the Beneficiary if the termination of service is caused by the Participant's death, shall have the following options with respect to the distribution of the Participant's Account:

               5.5.1     Reaffirm Current Election. The Participant or
                         -------------------------
Beneficiary may elect to reaffirm the Participant's election under Section 5.3 that was in effect at the time of the Participant's termination; or

               5.5.2     Request a New Election. The Participant or Beneficiary
                         ----------------------
may elect a new distribution option available under Section 5.2, subject to the Corporation's consent.

                        ARTICLE VI - PLAN ADMINISTRATION
                        --------------------------------

          6.1  General. The Plan shall be administered by the Pension Board,
               -------
which is the Plan Administrator.

          6.2  Responsibilities and Reports. The Plan Administrator may
               ----------------------------
pursuant to a written resolution allocate among one or more of its members specific responsibilities under the Plan and the Plan Administrator may name other persons to carry out such responsibilities. The Plan Administrator shall be entitled to rely conclusively upon all tables, valuations, certificates, opinions and reports that are furnished by any actuary, accountant, controller, counsel, investment banker or other person who is employed or engaged for such purposes.

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          6.3  Governing Law. This Plan shall be governed by and construed in
               -------------
accordance with the laws of the Commonwealth of Pennsylvania, to the extent not preempted by federal law.


                        ARTICLE VII - CLAIMS PROCEDURE
                        ------------------------------

          7.1  Plan Interpretation. The Human Resources Committee of the Board
               -------------------
of Directors shall have the authority and responsibility to interpret and construe the Plan and to decide all questions arising thereunder, including without limitation, questions of eligibility for participation, eligibility for Contributions, the amount of Account balances, and the timing of the distribution thereof, and shall have the authority to deviate from the literal terms of the Plan to the extent it shall determine to be necessary or appropriate to operate the Plan in compliance with the provisions of applicable law. Notwithstanding the above, a member of the Human Resources Committee shall not take any part in decisions regarding his participation in the Plan.

          7.2  Denial of Claim for Benefits. Any denial by the Human Resources
               ----------------------------
Committee of any claim for benefits under the Plan by a Participant or Beneficiary shall be stated in writing by the Human Resources Committee and delivered or mailed to the Participant or Beneficiary. The Human Resources Committee shall furnish the claimant with notice of the decision not later than 90 days after receipt of the claim, unless special circumstances require an extension of time for processing the claim. If such an extension of time for processing is required, written notice of the extension shall be furnished to the claimant prior to the termination of the initial 90 day period. In no event shall such extension exceed a period of 90 days from the end of such initial period. The extension notice shall indicate the special circumstances requiring an extension of time and the date by which the Human Resources Committee expects to render the final decision. The notice of the Human Resources Committee's decision shall be written in a manner calculated to be understood by the claimant and shall include (i) the specific reasons for the denial, including, where appropriate, references to the Plan, (ii) any additional information necessary to perfect the claim with an explanation of why the information is necessary, and (iii) an explanation of the procedure for perfecting the claim.

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          7.3  Appeal of Denial. The claimant shall have 60 days after receipt
               ----------------
of written notification of denial of his or her claim in which to file a written appeal with the Human Resources Committee. As a part of any such appeal, the claimant may submit issues and comments in writing and shall, on request, be afforded an opportunity to review any documents pertinent to the perfection of his or her claim. The Human Resources Committee shall render a written decision on the claimant's appeal ordinarily within 60 days of receipt of notice thereof but, in no case, later than 120 days.


                            ARTICLE VIII - FUNDING
                            ----------------------

          8.1  Funding. The Corporation shall not segregate or hold separately
               -------
from its general assets any amounts credited to the Accounts, and shall be under no obligation whatsoever to fund in advance any amounts under the Plan, including Contributions and earnings thereon.

          8.2  Insolvency. In the event that the Corporation becomes insolvent,
               ----------
all Participants and Beneficiaries shall be treated as general, unsecured creditors of the Corporation with respect to any amounts credited to the Accounts under the Plan.


                    ARTICLE IX - AMENDMENT AND TERMINATION
                    --------------------------------------

          9.1  Reservation of Rights. The Corporation reserves the right to
               ---------------------
amend or terminate the Plan at any time by action of the Board of Directors. Notwithstanding the foregoing, no such amendment or termination shall reduce the balance of any Participant's Account as of the date of such amendment or termination.

          9.2  Funding upon Termination. Upon a complete termination of the
               ------------------------
Plan, the Corporation shall contribute to the Carpenter Technology Corporation Non-Qualified Benefits Trust for Directors an amount equal to the aggregate of all amounts credited to Participants' Accounts as of the date of such termination. If the Carpenter Technology Corporation Non-Qualified Benefits Trust for Directors does not exist at the time the Plan is terminated, the Corporation shall create an irrevocable grantor trust to which it will contribute such amounts. This newly created trust shall be designed to ensure that Participants will not be subject to taxation on amounts contributed to and held under the trust on their behalf before the amounts are distributed.

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          9.3  Survival of Accounts and Elections. Notwithstanding any
               ----------------------------------
termination of the Plan, the trustee of the trust to which amounts are contributed under Section 9.2 shall maintain the Accounts for Participants in the same manner as under this Plan and all elections for distributions under
Article V of the Plan shall survive the termination and remain in effect.


                           ARTICLE X - MISCELLANEOUS
                           -------------------------

          10.1 Limited Purpose of Plan. The establishment or existence of the
               -----------------------
Plan shall not confer upon any individual the right to be continued as a Director.

          10.2 Non-alienation. No amounts payable under the Plan shall be
               --------------
subject in any manner to anticipation, assignment, or voluntary or involuntary alienation.

          10.3 Facility of Payment. If the Plan Administrator, in its sole
               -------------------
discretion, deems a Participant or Beneficiary who is eligible to receive any payment hereunder to be incompetent to receive the same by reason of age, illness or any infirmity or incapacity of any kind, the Plan Administrator may direct the Corporation to apply such payment directly for the benefit of such person, or to make payment to any person selected by the Plan Administrator to disburse the same for the benefit of the Participant or Beneficiary. Payments made pursuant to this Section 10.3 shall operate as a discharge, to the extent thereof, of all liabilities of the Corporation and the Plan Administrator to the person for whose benefit the payments are made.

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          To record the adoption of the Plan, the Carpenter Technology
Corporation has caused its authorized officers to affix its corporate name and seal this ____ day of ___________, 1995.



[CORPORATE SEAL]                 CARPENTER TECHNOLOGY CORPORATION


Attest: ____________________     By:____________________________________________
             Secretary                           Robert W. Lodge
                                 Title:  Vice President - Human & Administrative
                                      ------------------------------------------
Services
--------

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                       CARPENTER TECHNOLOGY CORPORATION
            DEFERRED COMPENSATION PLAN FOR NON-MANAGEMENT DIRECTORS
            -------------------------------------------------------
                                  APPENDIX A

                          PARTICIPATING SUBSIDIARIES
                          --------------------------


          None



As of January 1, 1995